UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2006

CITIZENS COMMUNICATIONS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (203) 614-5600
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 18, 2006, Citizens Communications Company issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated as of December 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

Date:	December 19, 2006	By:	/s/ Robert J. Larson
Name: Robert J. Larson Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of December 18, 2006.